Exhibit 24.1

HUTCHINSON TECHNOLOGY INCORPORATED

Power of Attorney of Director

The undersigned director of Hutchinson Technology Incorporated, a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Wayne M. Fortun, Peggy Steif Abram, Joshua L. Colburn, and Kassendra D. Galindo, and each of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended September 25, 2011 or other applicable form, and all amendments thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. (the “SEC”), under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with the SEC, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 7th day of October, 2011.

/s/ Mark A. Augusti
Mark A. Augusti

HUTCHINSON TECHNOLOGY INCORPORATED

Power of Attorney of Director

The undersigned director of Hutchinson Technology Incorporated, a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Wayne M. Fortun, Peggy Steif Abram, Joshua L. Colburn, and Kassendra D. Galindo, and each of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended September 25, 2011 or other applicable form, and all amendments thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. (the “SEC”), under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with the SEC, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 8th day of December, 2011.

/s/ Jeffrey W. Green
Jeffrey W. Green

HUTCHINSON TECHNOLOGY INCORPORATED

Power of Attorney of Director

The undersigned director of Hutchinson Technology Incorporated, a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Wayne M. Fortun, Peggy Steif Abram, Joshua L. Colburn, and Kassendra D. Galindo, and each of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended September 25, 2011 or other applicable form, and all amendments thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. (the “SEC”), under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with the SEC, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 7th day of October, 2011.

 /s/ Philip E. Soran
Philip E. Soran

HUTCHINSON TECHNOLOGY INCORPORATED

Power of Attorney of Director

The undersigned director of Hutchinson Technology Incorporated, a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Wayne M. Fortun, Peggy Steif Abram, Joshua L. Colburn, and Kassendra D. Galindo, and each of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended September 25, 2011 or other applicable form, and all amendments thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. (the “SEC”), under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with the SEC, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 8th day of December, 2011.

/s/ Russell Huffer
Russell Huffer

HUTCHINSON TECHNOLOGY INCORPORATED

Power of Attorney of Director

The undersigned director of Hutchinson Technology Incorporated, a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Wayne M. Fortun, Peggy Steif Abram, Joshua L. Colburn, and Kassendra D. Galindo, and each of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended September 25, 2011 or other applicable form, and all amendments thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. (the “SEC”), under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with the SEC, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 8th day of December, 2011.

/s/ William T. Monahan
William T. Monahan

HUTCHINSON TECHNOLOGY INCORPORATED

Power of Attorney of Director

The undersigned director of Hutchinson Technology Incorporated, a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Wayne M. Fortun, Peggy Steif Abram, Joshua L. Colburn, and Kassendra D. Galindo, and each of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended September 25, 2011 or other applicable form, and all amendments thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. (the “SEC”), under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with the SEC, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 7th day of October, 2011.

/s/ Martha Goldberg Aronson
Martha Goldberg Aronson

HUTCHINSON TECHNOLOGY INCORPORATED

Power of Attorney of Director

The undersigned director of Hutchinson Technology Incorporated, a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Wayne M. Fortun, Peggy Steif Abram, Joshua L. Colburn, and Kassendra D. Galindo, and each of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended September 25, 2011 or other applicable form, and all amendments thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. (the “SEC”), under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with the SEC, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 8th day of, December 2011.

/s/ Thomas R. VerHage
Thomas R. VerHage

HUTCHINSON TECHNOLOGY INCORPORATED

Power of Attorney of Director

The undersigned director of Hutchinson Technology Incorporated, a Minnesota corporation (the “Company”), does hereby make, constitute and appoint Wayne M. Fortun, Peggy Steif Abram, Joshua L. Colburn, and Kassendra D. Galindo, and each of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director of the Company to an Annual Report on Form 10-K for the fiscal year ended September 25, 2011 or other applicable form, and all amendments thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. (the “SEC”), under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with the SEC, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 7th day of October, 2011.

/s/ Frank P. Russomanno
Frank P. Russomanno

HUTCHINSON TECHNOLOGY INCORPORATED

Power of Attorney of Director and Officer

The undersigned director and officer of Hutchinson Technology Incorporated, a Minnesota corporation (the “Company”), does hereby make, constitute and appoint David P. Radloff, Peggy Steif Abram, Joshua L. Colburn, and Kassendra D. Galindo, and each of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as such director and officer of the Company to an Annual Report on Form 10-K for the fiscal year ended September 25, 2011 or other applicable form, and all amendments thereto, to be filed by the Company with the Securities and Exchange Commission, Washington, D.C. (the “SEC”), under the Securities Act of 1934, as amended, with all exhibits thereto and other supporting documents, with the SEC, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts necessary or incidental to the performance and execution of the powers herein expressly granted.

IN WITNESS WHEREOF, the undersigned has hereunto set the undersigned’s hand this 8th day of December, 2011.

/s/ Wayne M. Fortun
Wayne M. Fortun